Note receivable	6 Months Ended
Mar. 31, 2026
Note receivable
Note receivable

Note 5 — Note receivable

	As of	As of
	March 31,	September 30,
	2026	2025
	(unaudited)	(audited)
Note receivable, current portion	$16,098,885	$31,005,260
Note receivable, non-current portion	19,676,415	28,620,240
Total	$35,775,300	$59,625,500

On February 28, 2025, Farmmi International Limited (“Farmmi International” or the “Buyer”), a wholly-owned subsidiary of Farmmi, Inc. (the “Company”), entered into an equity transfer agreement with Malong Limited, a Hong Kong company (the “Seller”) to acquire 45% equity of Ewayforest Group Limited (the “Target”), a Hong Kong company and a wholly owned subsidiary of the Seller. The Target owns 100% of the equity of Lishui Ganglisen Enterprise Management Co., Ltd, a Chinese company, which in turn owns 100% of the equity of Lishui Senbo Forestry Co., Ltd, a Chinese company (“Senbo Forestry”). Senbo Forestry is engaged in forestry management, improvement, planting and product sales. The Target had an appraised value of approximately RMB1.6 billion (approximately $220.2 million) as of December 31, 2024 based on an asset appraisal report issued by an independent third party appraisal firm.

Pursuant to the agreement, Farmmi International would pay a total purchase price of RMB723,324,150 ($99,676,733) for 45% of the Target’s equity (the “Equity”). The parties had agreed that the Buyer would pay $35 million in cash and $35 million in the form of accounts receivable by March 31, 2025, with the remaining purchase price of $29,085,500 to be settled by September 2025. The parties had further agreed the date on which the Seller received the first installment of the purchase price should be deemed the closing date of the transaction. Within one month after receiving the first installment of the purchase price, the Seller should complete the procedures for amending the Target’s articles of association and transferring the Equity. The Target was also required to have a two-member board of directors with one director appointed by each of the Buyer and the Seller. The agreement contains customary representations, warranties and covenants of the Buyer and the Seller, and is subject to certain customary closing conditions. However, due to the inability to obtain the Forest Ownership Certificate, the ownership of the relevant assets could not be confirmed. On September 30, 2025, both parties agreed to terminate the original asset/equity acquisition transaction and reached an agreement regarding the refund of the already paid consideration. The acquisition consideration to be refunded to the Company includes accounts receivable amounting to $35 million, and the cash portion of the consideration amounting to $59,625,500. As of September 30, 2025, accounts receivable of $35 million was reverted to the Company.

Both parties agree that 40% of the cash consideration of $59,625,500, amounting to $23,850,200, shall be refunded by the Seller to the Buyer in a lump sum before January 31, 2026. The Company received $23,850,200 on January 27, 2026.

Both parties agree that 60% of the cash consideration of $59,625,500, totaling $35,775,300, shall be repaid by the Seller in installments to the Buyer. The specific arrangement is as follows:

(1) The repayment period is two (2) years, from February 1, 2026 to January 30, 2028.

(2) Interest is calculated at an annualized rate of 2%, with interest to be paid once per quarter. Interest is calculated on a daily basis based on the specific outstanding balance.

(3) The principal is to be repaid every six months, with the specific time and amount as follows:

From February 1, 2026 to July 30, 2026, a total of no less than 20% shall be returned during this period:

From August 1, 2026 to January 30, 2027, a total of no less than 25% shall be returned;

From February 1, 2027 to July 30, 2027, a total of no less than 25% shall be returned;

From August 1, 2027 to January 30, 2028, the balance to be settled during this period.